Exhibit 4.1

BRAZIL POTASH CORP. (INCORPORATED UNDER THE LAWS OF ONTARIO) THIS CERTIFIES THAT ‘**9 ‘000’ 000’000; ••••. \. • :. :: .. 0~)0 JHJU,ono. ~~~” •.tr,.Q-!~O: }f:(J .00~ ; ·; ~ · u-··!; iJf ‘\~iG~J.(1!).: ~- .,, · ‘” ~ -~\(J6!J .00l] .H(~(J ~- · ~- ftt.1f_C}t\tlEf ~:·:9’ 000’000’000**** ‘0f’!.< ~J,·)l) .tl~tO> · .·. f •• C~ ::- t. :~’~);-. < • lJtNf.: 9’ :l , r<liJJ{HJ.V:H?.“fOt}’’””””’: .. ‘ ,; ~=q_t;t}:\(,~.fjOJ!O(tr’<‘L ·, ~···. 000’000’000*** t 1LLtON Ai’:!f) ftOi“h)(J ... i.M rtUJ\ .-,y (d ~ L~’;Qj- ,Y ~ ~-\~.U{n-; tofl1t’rub: ~r- ~ “-”« “’~J-l~Jf:,(H,,it},U1:~fl” ~ H;-\~f”;— DOL\· 1 ;·~·9’ 000’000 ’000**. “’;UJlt)O .;:‘if” ..t~t. lEN ·- e .F l ‘_ ‘-··rA’ \- 1·.H1·4E ea .LI ,J ~~ /\. !L 0(t;r·~rsf!Et’uM’ ‘~ E’-:*’ *-~—-it~ .. vJ~;,_c·.JO.OC;.O,O\AJ’”” “’ ... ‘ ‘”’’”“S.~.Jnu ~:;Q{l.{tfl{f~ · “’ ~n 8 \H~‘r,fu —.....1 J·O OV’’~ ‘,_,,. 9 A()tl (If’>” (J’’•J•~’ ., ‘””‘I’ ·(· -!·()’”’” “’******9’000’000’000*    ... ;w~U’ ,, 1 r t•IJ. .-,1’’)”’ •· ··:”~!·;;, !‘t’~E’· · · • ... ‘ ~:l\lŁo •“ ~HI·•r~ -·‘L.l’r:~, t·hi:”· r•\/11’.’• , ..• ,;,,,H~\<;.·· tH ·’)(‘•’’’’, : ·.. H ‘1 v., U ~,. J, ,:w.,. 1\’~~ ,_,.r _,....., ~. >~.- _, •~···J·•·• ••~ “lit::. ~ ~ ~- . ,.,.;.J ~-l”·· . Vv ,J/4 ... ...,.,,. 1~ ‘-f•: “- ‘•:V ·-:. _V~<~-.l !)fJ_.POif ·,,~ ....... ~~·.:lJJtr~n.”.,oo.non.: .. -,; “:1•’ ·-·~,ton. r’JO.O\hr·,~ ... ., ..... -~;._O!,,!,QO:\hh1 :. 1-< ~-...~:.”’ 1.:1.lrfJU.000.(}t)U“Y”-= r.Pt1 “’\·1iri J F~)LL~f;N . “! (:CRT}1”;;~~ ·· ~~H·Jr. 0011~”!1} 1 ·· At~d t. .)f“NUAf~Y iYi. ftOStY •. ~l,9 .. fl(Hi,OiJD,OrJ:}e’”’• ;_ · ···~J,i,i{fD/JQf1,)J{‘ !!’’ ‘_r•. ;_ )”;. · ·~~OtlJ/J((t,Ot}fV~” -~~.:. .. -9.0H~i 0UfJ,iJ(n_ ;. •·... ). ...“i!~~tJC~L(j(JGJJOO’· 1 is the registered owner of ;,“t),f~iO,OQf.(fiC{f’·:.:._-;o ·, “’’.:.“9~J)DO~OO.fJ.~~)0.:.~ ... :, ~~.~)lŁi.Ufil) .. OOU.U00’’‘u ;_Jl. ;·,.. ~.~fJC.f)._t)(Jt}‘l(PJO”~ r. _,.,.,, .. ~r?tl(}:)l) 0~-itt,f}iiO’t. .:, ~ ~PE(.§hil[;l-:J ,., ~ e ;EKT .. tiH:)B-9 ;, f-JU~E b;L.:.JQN fl~. ND D(JJ<t:·U; J/11\:t.Ji”\f<Y Oi~ 2(!0b ,. ‘·“tis ·Oil fgJl)~Oi)O····,.,~.; ‘l ,_ ~t~.U001!JOO,OOO n ··‘r;;’/ (,_Q1JO}QIJO,OJV~:.· ( , · Nl·9)ooo.oco.ontJt-1· ~, .,.,,.;,9sODO,{tn0 )(Hi~;,·~· sr~ccwne N ‘’’ l”• R1 .~:~)‘1’)” \‘IN’- HiU !vi\J Af-‘11 fJili1(l(l c .JANll/H{V ,1·!~ NINE Bl!,.tll.IQN.•AND’00/100 ·~,j)O(i,<U~.I.O!Jt’ ·”’ ·· ·• -s·,u )t),•.;on.rwrr~· ‘ .,.,.~‘J,l))()!)fJi),;j(~”’ ~ ~··tl,rog,or·n.nvn~O(•o·: .,._ ‘\ SPf.:r.!r~1lht ·• “CER’f. ‘:)‘199 · NiNE GlLL!r:-i’ll r\.~n our;cti .JA,’·IUPRY o··i ~ itJ\t9 · : k’~~Jono O!}n.oc;n;;_ (., · u ~ ‘f’”.91(iOo-~o~P .. 9JOU . ‘f>n” · • ~~·910t~ ~J,GtliJ,v·Jr;: ·· ~’. ‘“9,\Jl)\l,(L)O.!J’.l!f’ -· =-·’-‘IJ,OU0,1J(Jf;,nl}tj’.’;’ ·. SP!::.CiMEt~ “· CEFn .3~!:ĄJ ., NINE HlLUO~.! P.NO OG/‘JIJ() ., ,Jf\NU4J:Y u’i. .?DO~<’ , 9 •. ,Uu ‘::OO,QiJf}’ FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF BRAZIL POTASH CORP. transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authori.zed office·rs. DATED: JANUARY 01,2009 COUNTERSIGNED AND REGISTERED by COUNTERSIGNED by 0 Matthew Simpson TSX Trust Company Continental Stock Transfer & Trust Co: ,z CEO Toronto, Ontario, Canada. OR 1 State Street, 30th Floor Transfer Agent and Registrar New York, NY 10004 Co-Transfer Agent , By____________________________ _ By _______________________ Ryan Ptolemy AUTHORIZED OFFICER AUTHORIZED OFFICER CFO The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada, and at the offices of Continental Stock Transfer & Trust Company. New York. New York, USA

FOR VALUE RECEIVED,————- hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE) ~-1- (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) ______________________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________Attorney to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises. Dated:__________ _ Signature: ____________ NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. Guaranteed by:_____________ _